Exhibit 10.1

SUPPORT AGREEMENT

This Support Agreement (this “Agreement”), dated effective as of October 14, 2021, is entered into by and among Enviva Partners, LP, a Delaware limited partnership (with its successors and permitted assigns (including the resulting Delaware corporation in the EVA Conversion (as defined below), “Enviva Inc.,” from and after the EVA Conversion), hereinafter called “EVA”), each of the persons set forth on Exhibit A hereto (each such person, a “Unitholder”, and collectively, the “Unitholders”), and the Original Parties (as defined below). The Original Parties, the Unitholders and EVA are collectively referred to as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, Enviva Holdings, LP, a Delaware limited partnership (“Holdings”) and/or certain of its wholly owned subsidiaries are parties to various agreements with EVA, EVA’s general partner, and/or certain of EVA’s wholly owned subsidiaries, including, without limitation, make-whole agreements, MSA fee waiver letter agreements, and an interim service agreement associated with EVA’s acquisition of Holdings’ production plants in Lucedale, Mississippi, and Greenwood, South Carolina, and a marine export terminal in the Port of Pascagoula, Mississippi, pursuant to which Holdings (or its subsidiaries) agreed to provide various services and other forms of ongoing operational and financial support to EVA (collectively, the “Existing Support Agreements”);

WHEREAS, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of the date hereof by and among Enviva Partners Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), Holdings, EVA, the Unitholders (other than Enviva Collateral PledgeCo, LLC (“PledgeCo”)), and the other parties thereto, among other things, Merger Sub merged with and into Holdings, with Holdings surviving the merger as a wholly owned subsidiary of EVA (the “Holdings Merger”);

WHEREAS, by virtue of the Holdings Merger, Holdings’ (and its subsidiaries’) obligations under the Existing Support Agreements would be consolidated with EVA, but the Parties desire to consolidate and convert the existing obligations under the Existing Support Agreements into fixed payment amounts to be paid by the Unitholders to EVA on specified payment dates, as more fully set forth herein;

WHEREAS, in furtherance of the foregoing, in connection with and effective immediately following the Holdings Merger, among other things, the Parties desire to amend and restate each Existing Support Agreement in its entirety as set forth in this Agreement, and to novate from the respective parties thereto to the Unitholders and EVA, such that, none of the original parties to the Existing Support Agreements (collectively the “Original Parties”) or any Unitholder or Affiliate of any Unitholder will have any further rights or obligations under or relating to any of the Existing Support Agreements or (other than EVA and the Unitholders) Article 1 of this Agreement;

WHEREAS, the Original Parties have signed and acknowledged this Agreement for the purpose of consenting to and agreeing to such amendments, restatements, and novations of the Existing Support Agreements as described herein;

WHEREAS, in connection with the Holdings Merger, each Series A Unit and each Series B Unit (each as defined in the Second Amended and Restated Agreement of Limited Partnership of Holdings dated as of July 22, 2020) issued and outstanding as of immediately prior to the Effective Time (as defined in the Merger Agreement) was converted into the right of the holder thereof to receive common units representing limited partner interests in EVA (“EVA Units”) as more fully described therein;

WHEREAS, following the Holdings Merger, subject to the requisite approval of the unitholders of EVA, EVA intends to convert into a Delaware corporation in accordance with a plan of conversion contemplated as of the date hereof (the “Plan of Conversion”) or pursuant to such other alternative transaction or series of transactions adopted by EVA pursuant to which EVA or its Affiliate or other entity that succeeds to, directly or indirectly, substantially all of the assets of EVA (other than, if applicable, the interests in EVA indirectly owned by Enviva Cottondale Acquisition I, LLC (“Acquisition I”) transferred in a potential alternative structure mutually agreed by Acquisition I and certain of the Parties hereto) becomes a Delaware corporation (by way of a Reorganization (as defined below), conversion, merger, or otherwise, or any combination of the foregoing), and in any such case whose common stock is issued in exchange for EVA Units (such conversion (pursuant to the Plan of Conversion) or such other transaction or series of transactions (including a Reorganization, the “EVA Conversion”), and, following the EVA Conversion, Acquisition I intends to merge with a subsidiary or affiliate of EVA (the “Acquisition I Merger”);

WHEREAS, in connection with the EVA Conversion, each outstanding EVA Unit will convert or be exchanged into one share of Enviva Inc. common stock (the “EVA Common Stock”);

WHEREAS, subject to the terms and conditions herein, each Unitholder desires to commit to reinvest all quarterly cash distributions or dividends, as applicable, in respect of approximately 30.4% of the EVA Units received by such Unitholder in connection with the Holdings Merger (subject to appropriate adjustments in the event of any distribution, combination or subdivision, such EVA Units and the shares of EVA Common Stock into which such EVA Units will convert or be exchanged in connection with the EVA Conversion, collectively, “DRIP Securities”) and such number of EVA Units and EVA Common Stock will bear a restrictive legend reflecting the transfer restrictions set forth herein, as further described herein; and

WHEREAS, subject to the terms and conditions herein, the Parties desire for the Unitholders to agree to certain transfer and other restrictions and certain voting arrangements with respect to the EVA Units held by such Unitholders and their respective Affiliates (as defined below) and the shares of EVA Common Stock into which such EVA Units will convert or be exchanged in connection with the EVA Conversion (collectively, the “EVA Securities”) as further described herein.

NOW THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties covenant and agree as follows:

AGREEMENTS

Article 1
SUPPORT OBLIGATIONS

Section 1.1      Support Obligations. Riverstone Echo Continuation Holdings, L.P. (“Riverstone Continuation Fund”), Riverstone Echo Rollover Holdings, L.P. (together with Riverstone Continuation Fund, collectively, the “Riverstone Echo Funds” and each, a “Riverstone Echo Fund”), and PledgeCo (together with the Riverstone Echo Funds, the “Support Payors”) shall pay, or cause to be paid, to EVA the amounts set forth below, on or before the dates set forth below (each a “Payment Date”), in accordance with the terms and conditions of this Article 1. In furtherance of the foregoing and subject to the terms and conditions of this Article 1, each Support Payor shall pay, or cause to be paid, to EVA such Support Payor’s pro rata portion (each such amount payable by such Support Payor, subject to adjustment in connection with a Transfer of EVA Support Securities (as defined below) made in accordance with this Agreement, a “Pro Rata Portion”) of the following amounts with respect to the corresponding Payment Dates, which Pro Rata Portions are set forth in Schedule I:

Payment Date:	Payment Amount:
November 30, 2021	$0
February 28, 2022	$9,821,419
May 31, 2022	$9,821,419
August 31, 2022	$9,821,419
November 30, 2022	$9,821,419
February 28, 2023	$9,821,419
May 31, 2023	$2,050,000
August 31, 2023	$1,450,000
November 30, 2023	$1,450,000
February 29, 2024	$1,450,000
Last Business Day (as defined in the Merger Agreement) of the 2nd month of each calendar quarter beginning on or after April 1, 2024 (if applicable)	Shortfall (if any)

Section 1.2      Payments. Not later than each Payment Date, each Support Payor shall make, or cause to be made, a payment to EVA (each, a “Support Payment”) in immediately available funds and in U.S. dollars in an amount equal to the lesser of (a) such Support Payor’s Pro Rata Portion for such Payment Date and (b) the total cash dividends or distributions received in the calendar quarter in which such Payment Date occurs (plus, in the case of the Payment Date that occurs in the first calendar quarter of 2022, the total cash dividends or distributions received in the calendar quarter immediately preceding the calendar quarter in which such Payment Date occurs, which shall, for purposes of this Article 1, be treated as dividends or distributions received in the first calendar quarter of 2022) by or on behalf of such Support Payor in respect of the EVA Support Securities held by such Support Payor as of the record date for such dividends (“EVA Support Dividends”). If such Support Payor’s Pro Rata Portion for a Payment Date exceeds the amount of such Support Payor’s EVA Support Dividends received in the calendar quarter in which such Payment Date occurs (in each case, after giving effect to any assignment by any Support Payor of its Pro Rata Portions and any Transfer of EVA Support Securities to a transferee who has agreed to assume a proportionate share of such Support Payor’s Pro Rata Portions, such difference, a “Shortfall”), then such Shortfall shall be added to such Support Payor’s Pro Rata Portion for the immediately following Payment Date. Each Support Payment shall be applied first to such Support Payor’s Shortfall for any prior Payment Date and thereafter to such Support Payor’s Pro Rata Portion for the then current Payment Date. If a Shortfall exists after application of the Support Payment due on February 29, 2024, then such Support Payor shall continue to make, or cause to be made, Support Payments on each subsequent Payment Date in amounts equal to all EVA Support Dividends received in each such subsequent calendar quarter until such Shortfall has been reduced to zero. For the avoidance of doubt, the sole source of each Support Payor’s payment obligations under this Article 1 shall be such Support Payor’s (and such Support Payor’s controlled Affiliates’) EVA Support Dividends, if any. The obligations of each Support Payor under this Article 1 shall be several and not joint and several. Notwithstanding anything to the contrary, at any time and from time to time, any Support Payor may prepay all or a portion of its Pro Rata Portions under this Article 1 without penalty. Such prepayments, if made, shall reduce such Support Payor’s Pro Rata Portions (after giving effect to any assignment by such Support Payor of its Pro Rata Portions and any Transfer of EVA Support Securities to a transferee who has agreed to assume a proportionate share of such Support Payor’s Pro Rata Portions) for each remaining subsequent Payment Date until all such amounts are extinguished.

Section 1.3      For purposes of this Article 1:

(a)            “EVA Support Securities” shall be limited to, without duplication and subject to any Transfers of EVA Support Securities in accordance with this Agreement, (i) in the case of the Riverstone Echo Funds, (x) the 7,578,921 EVA Units held directly by the Riverstone Echo Funds immediately prior to the Holdings Merger plus (y) the EVA Units acquired by the Riverstone Echo Funds in the Holdings Merger (other than any DRIP Securities), (ii) in the case of PledgeCo, the 6,007,454 EVA Units held by PledgeCo immediately prior to the Holdings Merger, and (iii) in each such case, the EVA Common Stock into which the EVA Units specified in clauses (i) or (ii) will convert or be exchanged in the EVA Conversion or the Acquisition I Merger, as applicable.

Section 1.4      Tax Treatment. Except as otherwise required by law, the Parties intend that any payments made under Article 1 of this Agreement will be characterized for U.S. federal income tax purposes as additional consideration paid for equity interests of EVA under the Merger Agreement (excluding the DRIP Securities).

Section 1.5      Schedule I. A separate Schedule I shall be attached to this Agreement for each Unitholder; provided, however, that no Management Unitholder shall be entitled to view or receive a copy of any other Management Unitholder’s Schedule I. Each Unitholder’s Schedule I shall set forth such Unitholder’s Pro Rata Portions (if applicable), aggregate number of DRIP Securities, and aggregate number of EVA Support Securities (if applicable).

Section 1.7      Acquisition I Merger In connection with the Acquisition I Merger and the acquisition directly or indirectly by the Riverstone Echo Funds of the EVA Securities issued in exchange for the EVA Securities held by PledgeCo immediately prior to the Acquisition I Merger (the “PledgeCo EVA Securities”), and without further action on the part of any Party or other person, (a) PledgeCo shall automatically cease to be a Support Payor and a Party, (b) PledgeCo shall be deemed to have assigned and Transferred to each of the Riverstone Echo Funds, and each of the Riverstone Echo Funds shall be deemed to have assumed, in each case, pro rata to such Riverstone Echo Fund’s equity ownership of Acquisition I prior to the Acquisition I Merger, the obligations of PledgeCo under Article 1 hereunder, and (c) Schedule I of PledgeCo and each Riverstone Echo Fund shall be updated to reflect the foregoing.

Article 2
DIVIDEND REINVESTMENT

Section 2.1      Dividend Reinvestment. Each Unitholder agrees to reinvest all regular quarterly distributions or dividends in respect of such Unitholder’s DRIP Securities (if any) in respect of all calendar quarters from the calendar quarter ending September 30, 2021 through and including the calendar quarter ending December 31, 2024 (“EVA DRIP Dividends”). To the extent EVA has established and made available a broad distribution or dividend reinvestment plan (i.e., a plan registered on Form S-3D or any appropriate successor form), the Unitholders’ reinvestment will be pursuant to such plan. To the extent no such plan is available, then, subject to applicable law, the Unitholders’ reinvestment in EVA will be made in a private sale between such Unitholder and EVA, with the EVA Securities issued pursuant thereto at a purchase price equal to twenty (20) day volume weighted average closing price (“VWAP”) of such EVA Securities on the New York Stock Exchange (or such other national securities exchange on which EVA Securities are then traded) as of the trading day prior to the date such units or shares trade “ex-div” in respect of the applicable calendar quarter. Any EVA Securities issued on account of reinvested distributions or dividends on DRIP Securities will be DRIP Securities for all purposes of this Agreement.

Section 2.2      Transfer Agent. Each Management Unitholder agrees that such Management Unitholder’s DRIP Securities shall be held by EVA’s transfer agent (the “Transfer Agent”) until the reinvestment obligations of such Management Unitholder under Section 2.1 have terminated. At the request of such Management Unitholder, EVA shall instruct the Transfer Agent to transfer all DRIP Securities that are not otherwise required to be held by the Transfer Agent pursuant to any other agreement to which such Management Unitholder is a party to such Management Unitholder when the applicable restrictions and obligations hereunder have been satisfied in full and to remove the legend set forth in Section 3.2(e).

Article 3
VOTING and transfers

Section 3.1      Voting. Each Unitholder agrees that, if EVA seeks unitholder approval of the EVA Conversion and any transactions or matters related thereto, such Unitholder shall, and shall cause such Unitholder’s Affiliates to, vote all EVA Units then held (directly or indirectly) by such Unitholder or such Unitholder’s Affiliates (whether acquired in the public market, as a result of the Holdings Merger, or otherwise) in favor of the EVA Conversion and such other proposals related thereto; provided, however, the Unitholders’ obligations under this Section 3.1 shall terminate automatically upon the earlier of the (a) completion of the unitholder vote regarding the EVA Conversion and (b) EVA’s determination to abandon or terminate the EVA Conversion (the “Conversion Termination”); provided further, however, that if the EVA Conversion based on the Plan of Conversion does not occur on or prior to December 30, 2021 and a Riverstone Echo Fund reasonably determines that the EVA Conversion based on the Plan of Conversion could have material adverse tax consequences to the beneficial owners of such Rivertone Echo Fund, (i) the Riverstone Echo Funds and EVA shall cooperate in good faith to restructure the EVA Conversion in a manner reasonably acceptable to each of the Riverstone Echo Funds and to EVA and (ii) neither of the Riverstone Echo Funds shall have any obligation to vote in favor of the EVA Conversion based on the Plan of Conversion.

Section 3.2      Transfer Restrictions.

(a)            Each Unitholder agrees that such Unitholder shall not, and shall not permit any controlled Affiliate of such Unitholder to, Transfer any EVA Securities held (directly or indirectly) by such Unitholder or such Unitholder’s Affiliates (whether acquired in the public market, as a result of the Holdings Merger, or otherwise) until the earlier of (i) the completion of the unitholder vote regarding the EVA Conversion and (ii) the EVA Conversion Termination; provided, however, the foregoing restrictions shall not apply to Transfers between or among a Unitholder and its Affiliates provided that in the case of a Transfer from a Unitholder to one or more of such Unitholder’s Affiliates each such transferee executes and delivers to EVA a Joinder pursuant to which such transferee shall become a Unitholder for purposes of this Article 3.

(b)            Subject to Section 3.2(a), each Unitholder’s EVA Securities shall remain freely transferable and neither Article 1 nor Article 2 shall restrict the ability of any Unitholder to Transfer EVA Securities; provided that (i) with respect to Transfers of EVA Support Securities, (A) such Unitholder shall Transfer a proportionate share of its Pro Rata Portions and the obligations of such transferring Unitholder under Article 1 with respect to the EVA Support Securities so Transferred to a transferee who expressly assumes such share and obligations and executes and delivers to EVA a joinder agreement in the form of Exhibit A hereto (a “Joinder”), and, if applicable, the applicable Schedule Is shall be updated to reflect the modified Pro Rata Portions, or (B) in the event that such transferee does not execute a Joinder, such transferring Unitholder shall, in connection with such Transfer, prepay a proportionate share of its aggregate Pro Rata Portions of the support obligations under Article 1; and (ii) with respect to Transfers of DRIP Securities, (A) such Unitholder shall Transfer a proportionate share of the obligations of such transferring Unitholder under Article 2 with respect to such transferred DRIP Securities to a transferee who expressly assumes such obligations and executes and delivers to EVA a Joinder, and the applicable Schedule Is shall be updated to reflect the modified numbers of DRIP Securities and (B) solely with respect to Transfers of DRIP Securities by a Riverstone Echo Fund, instead of complying with the foregoing requirement in (A) to execute a Joinder, such Riverstone Echo Fund may agree that to the extent any DRIP Securities are Transferred without a corresponding assumption of obligations under Article 2, then such transferring Riverstone Echo Fund will, immediately following each calendar quarter through the calendar quarter ending December 31, 2024 and subject to applicable law, purchase from EVA in a private sale a number of newly issued EVA Securities equal to (x) the aggregate quarterly distribution with respect to such Transferred EVA Securities divided by (y) the purchase price for each new EVA Security, which shall be equal to the twenty (20) day VWAP of such EVA Security on the New York Stock Exchange (or such other national securities exchange on which EVA Securities are traded) as of the trading day prior to the date such units or shares trade “ex-div” in respect of the applicable calendar quarter.

(c)            For purposes of this Agreement, the term “Transfer” shall mean the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase, or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

(d)            Each book entry for the EVA Securities shall contain a notation, and each certificate (if any) evidencing the EVA Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.”

(e)            In addition to the legend requirements of Section 3.2(d), each book entry for the DRIP Securities shall contain a notation, and each certificate (if any) evidencing the DRIP Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“IN ADDITION, THESE SECURITIES ARE SUBJECT TO THE APPLICABLE PROVISIONS OF THE SUPPORT AGREEMENT, DATED AS OF OCTOBER 14, 2021, BY AND AMONG ENVIVA PARTNERS, LP (WITH ITS SUCCESSORS AND PERMITTED ASSIGNS) AND EACH OF THE OTHER PARTIES THERETO, INCLUDING SECTION 2.1 (DIVIDEND REINVESTMENT) AND THE LIMITATIONS ON TRANSFER SET FORTH IN SECTION 3.2 (TRANSFER RESTRICTIONS) THEREOF.”

(f)            In addition to the legend requirements of Section 3.2(d), each book entry for the EVA Support Securities shall contain a notation, and each certificate (if any) evidencing the EVA Support Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“IN ADDITION, THESE SECURITIES ARE SUBJECT TO THE APPLICABLE PROVISIONS OF THE SUPPORT AGREEMENT, DATED AS OF OCTOBER 14, 2021, BY AND AMONG ENVIVA PARTNERS, LP (WITH ITS SUCCESSORS AND PERMITTED ASSIGNS) AND EACH OF THE OTHER PARTIES THERETO, INCLUDING ARTICLE 1 (SUPPORT OBLIGATIONS) AND THE LIMITATIONS ON TRANSFER SET FORTH IN  SECTION 3.2 (TRANSFER RESTRICTIONS) THEREOF.”

(g)            In addition to the legend requirements of Section 3.2(d), each book entry for the EVA Support Securities held directly or indirectly by the Riverstone Echo Funds immediately prior to the Merger shall contain a notation, and each certificate (if any) evidencing such EVA Support Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY WERE HELD DIRECTLY OR INDIRECTLY BY THE RIVERSTONE ECHO FUNDS (AS DEFINED IN THE SUPPORT AGREEMENT) IMMEDIATELY PRIOR TO THE MERGER CONSUMMATED PURSUANT TO THAT CERTAIN AGREEMENT AND PLAN OF MERGER, DATED AS OF OCTOBER 14, 2021, BY AND AMONG Enviva Partners Merger Sub, LLC, ENVIVA Holdings, LP, ENVIVA PARTNERS, LP AND EACH OF THE OTHER PARTIES THERETO.”

(h)            The legend requirements of Section 3.2(d) shall terminate as to the applicable EVA Securities (i) when and so long as such EVA Securities shall have been effectively registered under the Securities Act of 1933, as amended (the “Securities Act”) and disposed of pursuant thereto or disposed of pursuant to the provisions of Rule 144 under the Securities Act (or any successor rule) thereof or (ii) when EVA shall have received an opinion of counsel (or such other evidence) reasonably satisfactory to it that such EVA Securities may be Transferred without registration thereof under the Securities Act and that such legend may be removed.   The legend requirements of Sections 3.2(e) and 3.2(f), as applicable, shall terminate when the applicable restrictions and obligations under the Support Agreement have been satisfied in full, and the legend requirements of Section 3.2(g) shall terminate contemporaneously with the termination of the legend requirements of Section 3.2(f).  Whenever the restrictions imposed by Section 3.2(d), (e), (f), or (g), as applicable, shall terminate as to any EVA Securities, the holder thereof, shall be entitled to removal of the applicable book-entry notation or, if such EVA Securities are certificated, to receive from EVA, at EVA’s expense, a new certificate not bearing the applicable restrictive legend.

Article 4
MISCELLANEOUS

Section 4.1      Entire Agreement. This Agreement supersedes each of the Existing Support Agreements and all prior oral discussions and written agreements among the Parties with respect to the subject matter of this Agreement. This Agreement contains the sole and entire agreement among the Parties hereto with respect to the subject matter hereof.

Section 4.2      Acknowledgement. Each of the Original Parties and EVA hereby acknowledges and agrees that (a) each of the Existing Support Agreements to which it is a party is being amended, restated, and novated for the purposes stated herein, (b) no Original Party nor any Unitholder nor any Affiliate of any Unitholder has any further rights or obligations under the Existing Support Agreements, and (c) all obligations of the Original Parties and EVA pursuant to the Existing Support Agreements required to be satisfied or performed prior to the date hereof have been satisfied or performed in full. Each of Holdings and Lucedale further acknowledges and agrees that, for the avoidance of doubt, the Guaranty, dated as of July 1, 2021, by and between Holdings and Lucedale shall automatically terminate in accordance with its terms concurrently with the execution of this Agreement.

Section 4.3      Successors and Assigns.

(a)            All of the terms of this Agreement will be binding upon, and inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns.

(b)            Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assignable by (i) EVA without the prior written consent of each of the Riverstone Echo Funds or (ii) a Unitholder without the prior written consent of EVA; provided, however, EVA may assign its rights, interests, or obligations hereunder to a wholly owned subsidiary of EVA or to Enviva Inc. without the prior written consent of any Party; provided, further, that, without the prior written consent of EVA, (A) the obligations set forth in Article 1 may be assigned by a Support Payor in connection with a Transfer of EVA Securities to a transferee who expressly assumes the obligations of such Support Payor set forth in Article 1 and executes and delivers a Joinder to EVA in accordance with Section 3.2(b)(i)(A); (B) the obligations set forth in Article 2 relating to DRIP Securities may be assigned by a Unitholder in connection with a Transfer of such DRIP Securities, subject to compliance with the requirements of Section 3.2(b); and (C) the obligations set forth in Article 3 relating to voting and Transfers may be assigned by a Unitholder to such Unitholder’s Affiliate subject to compliance with the requirements of Section 3.2(a).

Section 4.4      Amendments and Waivers. All amendments to this Agreement (including to any Schedule I) must be in writing and signed by EVA and each of the Riverstone Echo Funds; provided, however, that any amendment that would materially and adversely affect any Unitholder, in such Unitholder’s capacity as a Unitholder, must also be approved by such adversely affected Unitholder; provided, further, however, that any amendment that would materially and adversely affect (on a proportionate basis) all of the Unitholders that, immediately prior to the Effective Time, held Series B Units (the “Management Unitholders”), in their respective capacities as such, may in lieu of the approval of each Management Unitholder pursuant to the preceding proviso, instead be approved by the Management Unitholders then holding a majority of the EVA Securities held by all Management Unitholders. EVA and each of the Riverstone Echo Funds, as applicable, may, only by an instrument in writing, waive compliance by any Unitholder (in the case of a waiver given by EVA) or EVA (in the case of a waiver given by the Riverstone Echo Funds) with any term or provision of this Agreement. The waiver by any Party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power, or remedy by a Party, and no course of dealing between the Parties, shall constitute a waiver of any such right, power, or remedy. Notwithstanding anything to the contrary, any Unitholder’s Schedule I may be amended by EVA from time to time without the consent of any other Party to reflect changes in such information (including changes to such Unitholder’s Pro Rata Portions as a result of a Transfer of EVA Support Securities by such Unitholder in compliance with this Agreement and changes to such Unitholder’s number of DRIP Securities as a result of a Transfer of DRIP Securities by such Unitholder in compliance with this Agreement) in accordance with this Agreement. Any other amendment to a Unitholder’s Schedule I shall also require the consent of such Unitholder.

Section 4.5      Notices. Unless otherwise provided herein, all notices, requests, consents, approvals, demands, and other communications to be given hereunder will be in writing and will be deemed given upon(a)  confirmed delivery by a reputable overnight carrier or when delivered by hand, addressed to the respective Parties listed below at the following addresses (or such other address for a Party hereto as will be specified by like notice); (b) actual receipt; (c) the expiration of four (4) Business Days after the day when mailed by registered or certified mail (postage prepaid, return receipt requested), addressed to the respective Parties listed below at the following addresses (or such other address for a Party hereto as will be specified by like notice); or (d) delivery by electronic mail to a Party at the electronic mail address set forth below (or at such other address as such Party shall designate by like notice):

If to any Unitholder, to the address set forth in such Unitholder’s Schedule I.

If to EVA or an Original Party, addressed to:

Enviva Partners, LP or, from and after the EVA Conversion,
Enviva Inc.
7272 Wisconsin Avenue
Suite 1800
Bethesda, MD 20814
Attn: General Counsel
Email: william.schmidt@envivabiomass.com

Section 4.6      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

Section 4.7      Dispute Resolution; Waiver of Jury Trial.

(a)            Each of the Parties (i) consents to submit itself to the exclusive personal jurisdiction and venue of any U.S. federal court located in the State of Delaware or any Delaware state court with respect to any suit relating to or arising out of this Agreement or any of the transactions contemplated hereby, (ii) agrees it will not attempt to defeat or deny such personal jurisdiction or venue by motion or otherwise, (iii) agrees it will not bring any such suit in any court other than a U.S. federal or state court sitting in the State of Delaware, (iv) irrevocably agrees any such suit (whether at law, in equity, in contract, in tort, or otherwise) shall be heard and determined exclusively in such U.S. federal or state court sitting in the State of Delaware, (v) agrees to service of process in any such action in any manner prescribed by the laws of the State of Delaware, and (vi) agrees service of process upon such Party in any action or proceeding shall be effective if notice is given in accordance with Section 4.5.

(b)            EACH PARTY ACKNOWLEDGES AND AGREES ANY SUCH CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 4.8      Severability. In the event any of the provisions hereof are held to be invalid or unenforceable under applicable laws, the remaining provisions hereof will not be affected thereby. In such event, the Parties hereto agree and consent such provisions and this Agreement will be modified and reformed so as to effect the original intent of the Parties as closely as possible with respect to those provisions that were held to be invalid or unenforceable.

Section 4.9      Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than the Parties, any right or remedies under or by reason of this Agreement; provided that Affiliates of Unitholders are intended third party beneficiaries of and are entitled to enforce the provisions of Section 4.2 hereof.

Section 4.10      Counterparts. This Agreement may be executed by electronic mail exchange of .pdf signature pages and in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each Party hereto and delivered (including by electronic mail exchange of .pdf signature pages) to the other Parties hereto.

Section 4.11      Specific Performance. The Parties agree if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur and money damages may not be a sufficient remedy. In addition to any other remedy at law or in equity, each of the Unitholders and EVA shall be entitled to specific performance by each other Party of its obligations under this Agreement and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy.

Section 4.12          Certain Definitions. For purposes of this Agreement, the term “Affiliate” means with respect to a person, any other person controlling, controlled by, or under common control with such person, and “control”, including the correlative terms “controlling”, “controlled by”, and “under common control with” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through ownership of voting securities, by contract or otherwise.

Section 4.13         Reorganization.

(a)          Notwithstanding anything to the contrary in this Agreement (including Article 3), if the definitive proxy statement for the EVA Conversion based on the Plan of Conversion has not been mailed by December 16, 2021 and as of such time the EVA Conversion Termination has not occurred, the Riverstone Echo Funds may (but shall not be required to) cause any or all of the other Unitholders to contribute such Unitholder’s EVA Units to an entity (the “Newco”), which entity may be controlled directly or indirectly by the Riverstone Echo Funds, in exchange for equity interests in such entity for the purpose of effecting an EVA Conversion using an alternate structure (any such conversion, contribution or exchange, as applicable, a “Reorganization”); provided, however, that to the extent applicable (as determined by the Riverstone Echo Funds) in connection with any Reorganization, each Unitholder (in its capacity as a Unitholder) shall retain such Unitholder’s respective rights, obligations and privileges relative to each of the other Unitholders (in their respective capacities as such) as set forth in the Transaction Documents (as defined in the Merger Agreement) and in any other agreement then in effect by or among a Unitholder and the Riverstone Echo Funds with respect to such EVA Units. The Unitholders shall take all actions reasonably requested by the Riverstone Echo Funds in connection with the consummation of such Reorganization, including (i) consenting to, voting for and waiving any dissenters’ rights, appraisal rights or similar rights and (ii) participating in any exchange or other transaction required in connection with such Reorganization. No Unitholder (other than the Riverstone Echo Funds) shall have any right to vote, consent to or approve any Reorganization.

(b)         At the request of the Riverstone Echo Funds, EVA shall cooperate in good faith to effect a mutually agreeable tax efficient structure for the EVA Conversion.

(c)          In connection with a Reorganization, the Riverstone Echo Funds may (but shall not be required to) cause the Unitholders who contribute EVA Units to Newco to assign and Transfer to Newco the obligations of such contributing Unitholders hereunder. In such case, the Riverstone Echo Funds shall cause Newco to execute a Joinder, and Schedule I of each of the contributing Unitholders and Newco shall be updated to reflect the foregoing. In no event shall any EVA Units contributed by any of the Management Unitholders to Newco constitute EVA Support Securities nor shall any distributions or dividends on such EVA Units constitute EVA Support Dividends. To the extent Newco assumes any obligations hereunder in connection with a Reorganization, the contributing Unitholders shall cause Newco to assign and Transfer to the contributing Unitholders, and the contributing Unitholders shall assume, all such obligations prior to such time that EVA Units are converted into or exchanged for EVA Common Stock in connection with the Conversion, and Schedule I of the contributing Unitholders and Newco shall be updated to reflect the foregoing.

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IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

ENVIVA PARTNERS, LP

By:	Enviva Partners GP, LLC, as its sole general partner

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

RIVERSTONE ECHO CONTINUATION HOLDINGS, L.P.

By:	Riverstone ECF GP, LLC, its general partner

By:	/s/ Peter Haskopoulos

Name:	Peter Haskopoulos

Title:	Managing Director

RIVERSTONE ECHO ROLLOVER HOLDINGS, L.P.

By:	Riverstone Echo Rollover GP, LLC, its general partner

By:	/s/ Peter Haskopoulos

Name:	Peter Haskopoulos

Title:	Managing Director

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ENVIVA COLLATERAL PLEDGECO, LLC

By:	Enviva Cottondale Acquisition I, LLC, its member

By:	Riverstone Echo Continuation Holdings, L.P., its member

By:	Riverstone ECF GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos

Title:	Managing Director

By:	Riverstone Echo Rollover Holdings, L.P., its member

By:	Riverstone Echo Rollover GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos

Title:	Managing Director

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/s/ John K. Keppler
John K. Keppler

/s/ Thomas Meth
Thomas Meth

/s/ William H. Schmidt, Jr.
William H. Schmidt, Jr.

/s/ Shai S. Even
Shai S. Even

/s/ Edward R. Smith
Edward R. Smith

/s/ Yanina A. Kravtsova
Yanina A. Kravtsova

/s/ Joseph N. Lane
Joseph N. Lane

/s/ Nortbert A. Hintz
Norbert A. Hintz

/s/ John-Paul D. Taylor
John-Paul D. Taylor

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ACKNOWLEDGED AND AGREED,

as of the date first written above, with respect to, as applicable, (a) that certain Make-Whole Agreement, dated as of July 1, 2020, by and between Enviva Holdings, LP and Enviva, LP, (b) that certain Letter Agreement, dated as of July 1, 2020, by and among Enviva Management Company, LLC, Enviva Partners, LP, Enviva Partners GP, LLC, and certain subsidiaries of Enviva Partners, LP named therein, (c) that certain Make-Whole Agreement, dated as of July 1, 2021, by and between Enviva Holdings, LP and Enviva, LP, (d) that certain Letter Agreement, dated as of July 1, 2021, by and among Enviva Management Company, LLC, Enviva Partners, LP, Enviva Partners GP, LLC, and certain subsidiaries of Enviva Partners, LP named therein, (e) that certain Interim Services Agreement, dated as of July 1, 2021, by and among Enviva Lucedale Operator, LLC, Enviva Pellets Lucedale, LLC, and Enviva Management Company, LLC, and (f) that certain Affiliate Wood Supply Master Agreement, dated as of July 2015, by and between Enviva FiberCo, LLC and Enviva Pellets Northampton, LLC (on behalf of itself and its affiliates), and all confirmations thereunder:

ENVIVA HOLDINGS, LP

By:	Enviva Holdings GP, LLC, as its sole general partner

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA MANAGEMENT COMPANY, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA LUCEDALE OPERATOR, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

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ENVIVA PARTNERS GP, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA, LP

By: Enviva GP, LLC, as its sole general partner

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA GP, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS AHOSKIE, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

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ENVIVA PELLETS AMORY, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS NORTHAMPTON, LLC

(on behalf of itself and its affiliates)

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS COTTONDALE, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF CHESAPEAKE, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA ENERGY SERVICES, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

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ENVIVA PELLETS SAMPSON, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS SOUTHAMPTON, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF PANAMA CITY, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF WILMINGTON, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS WAYCROSS, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

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ENVIVA PORT OF SAVANNAH, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS GREENWOOD HOLDINGS II, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS GREENWOOD HOLDINGS, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PELLETS GREENWOOD, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA JV2 HOLDINGS, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

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ENVIVA PELLETS LUCEDALE, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA PORT OF PASCAGOULA, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA DEVELOPMENT FINANCE COMPANY, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

ENVIVA FIBERCO, LLC

By:	/s/ Shai S. Even

Name:	Shai S. Even

Title:	Executive Vice President and Chief Financial Officer

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